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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2002

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                      CRESCENT REAL ESTATE EQUITIES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ----------------

             TEXAS                   1-13038                  52-1862813
 (State or other jurisdiction  (Commission file number)    (I.R.S. Employer
       of organization)                                  Identification Number)

                                 777 MAIN STREET
                                   SUITE 2100
                             FORT WORTH, TEXAS 76102
                                 (817) 321-2100
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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         On April 25, 2002, Crescent Real Estate Equities Company (the
"Company") filed a Form 8-K dated April 22, 2002 for the purpose of incorporating by reference into the Company's Registration Statement on Form S-3 (No. 333-38071) certain exhibits relating to an offering of 2,800,000 6 3/4% Series A Convertible Cumulative Preferred Shares, $.01 par value per share, of the Company (the "Series A Preferred Shares") pursuant to a prospectus supplement dated April 22, 2002 to the prospectus dated April 22, 2002, which forms a part of such Registration Statement. The Company has determined that it is necessary to file an additional exhibit to by incorporated by reference into the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

The exhibits listed in the following index relate to the offering of 2,800,000 Series A Preferred Shares pursuant to a prospectus supplement dated April 22, 2002 to the prospectus dated April 22, 2002, which forms a part of the Company's Registration Statement on Form S-3 (No. 333-38071) and are filed herewith for incorporation by reference in such Registration Statement.

EXHIBIT NO.     DESCRIPTION

   3.1*         Restated Declaration of Trust of the Company, as amended

   4.1*         Statement of Designation of Series A Preferred Shares dated
                April 25, 2002

   5.1* Opinion of Shaw Pittman LLP as to the legality of the Series A Preferred Shares to be issued

   8.1* Opinion of Shaw Pittman LLP as to material tax issues relating to the Company

  10.1* Placement Agency Agreement, dated as of April 22, 2002, by and among the Company, Crescent Real Estate Equities Limited Partnership, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

  10.2* Purchase Agreement, dated as of April 22, 2002, by and between the Company and Cohen & Steers Capital Management, Inc., on behalf of itself and as investment adviser to certain client accounts

  12.1 Computation of Ratio of Earnings to Fixed Charges and Preferred Share Dividends

  23.1* Consent of Shaw Pittman LLP (included in its opinions filed as Exhibits 5.1 and 8.1)

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* Previously filed

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CRESCENT REAL ESTATE EQUITIES COMPANY



Dated:  April 29, 2001          By:   /s/ David M. Dean
                                      -----------------------------------------
                                      Name:   David M. Dean
                                      Title:  Executive Vice President, Law and
                                              Administration